Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
December 31, 1999



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              6.7678%



        Excess Protection Level
          3 Month Average  5.39%
          December, 1999  4.43%
          November, 1999  5.73%
          October, 1999  6.03%


        Cash Yield                                  19.14%


        Investor Charge Offs                        5.04%


        Base Rate                                   9.67%


        Over 30 Day Delinquency                     4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $49,947,826,881.37


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,671,007,362.88